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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in the registration statements of ACNielsen Corporation on Forms S-8 (File Nos. 333-14085 and 333-14753) of our report dated February 19, 1997 incorporated by reference in ACNielsen Corporation's Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this Form 10-K.






                                                 ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 21, 1997